UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      January 25, 2008
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Item 8.01  Other Events

     On January 4, 2008 Hasbro, Inc. ("Hasbro") and Cranium, Inc., a Washington corporation ("Cranium") issued a press release announcing that Hasbro, along with Sunshine Acquisition Corporation, which was a wholly-owned subsidiary of Hasbro ("Acquisition Subsidiary"), had entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Cranium, pursuant to which Hasbro would acquire Cranium. On January 25, 2008 Hasbro issued a press release reporting that it had closed its acquisition of Cranium.

     Pursuant to the Merger Agreement, the Acquisition Subsidiary has merged into Cranium, and Cranium is now a wholly-owned subsidiary of Hasbro.


Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

     99    Press Release, dated January 25, 2008, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: January 28, 2008                  By:   /s/ Deborah Thomas Slater
                                              --------------------------
                                              Deborah Thomas Slater

                                                Senior Vice President and
                                                Controller

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                            Dated January 28, 2008


                                Exhibit Index


Exhibit
No.


99   Press Release, Dated January 25, 2008, of Hasbro, Inc.